Share-Based Payment - Schedule of Assumptions Used to Estimate Fair Value of Share Options Granted (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Expected volatility	49.86%	50.11%	50.34%
Risk-free interest rate	2.60%	1.34%	3.69%
Dividend yield	0.00%	0.00%	0.00%
Forfeiture rate	0.00%	0.00%	0.00%
Suboptimal early exercise factor	$ 2.2	$ 2.0	$ 2.0